_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 23, 2006

         HarborView Mortgage Loan Trust 2006-CB1

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

         Greenwich Capital Financial Products, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated balance sheets of XL Capital Assurance Inc. and its subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

The balance sheets of XL Financial Assurance Ltd. as of December 31, 2004 and 2003, and the related statements of operations and comprehensive income, changes in shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

23.2

Consent of PricewaterhouseCoopers, Independent

Registered Public Accounting Firm of XL Financial Assurance Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:       /s/    Adam Smith

Name:   Adam Smith

Title:     Senior Vice President

Dated:  February 23, 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of PricewaterhouseCoopers LLP, Independent

Registered Public Accounting Firm of XL Capital Assurance Inc.

23.2

Consent of PricewaterhouseCoopers, Independent

Registered Public Accounting Firm of XL Financial Assurance Ltd.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________

We hereby consent to the incorporation by reference in this Preliminary Prospectus Supplement of HarborView Mortgage Loan Trust 2006-CB1 Mortgage Loan Pass-Through Certificates, Series 2006-CB1 comprising part of the Registration Statement (No. 333-127352), of our report dated March 11, 2005 relating to the financial statements of XL Capital Assurance Inc., which appears as Exhibit 99.1 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2004.  We also consent to the reference to our Firm under the heading “Experts” in such Preliminary Prospectus Supplement.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2006

Exhibit 23.2

Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Financial Assurance Ltd.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________

We hereby consent to the incorporation by reference in this Preliminary Prospectus Supplement of HarborView Mortgage Loan Trust 2006-CB1 Mortgage Loan Pass-Through Certificates, Series 2006-CB1, comprising part of the Registration Statement (No. 333-127352) of our report dated March 11, 2005 relating to the financial statements of XL Financial Assurance Ltd, which appears as Exhibit 99.2 in XL Capital Ltd’s Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the reference to our Firm under the heading “Experts” in such Preliminary Prospectus Supplement.

PricewaterhouseCoopers

Chartered Accountants

Hamilton, Bermuda

February 23, 2006